UBS Series Funds

Prospectus Supplement  |  October 3, 2019

Supplement to the Prospectus dated August 28, 2019, as supplemented

Includes:

•	UBS Select Government Capital Fund
•	UBS Select Treasury Capital Fund

Dear Investor:

The purpose of this supplement is to update certain information in the prior prospectus supplement dated September 10, 2019, which discussed the planned liquidation of UBS Select Government Capital Fund and UBS Select Treasury Capital Fund (the “Liquidating Funds”). UBS Financial Services Inc. had anticipated announcing in early October the effective date on which it will no longer offer the Liquidating Funds as sweep options. The announcement has been delayed. UBS Financial Services Inc. now expects to announce later in 2019 the date on which it will no longer offer the Liquidating Funds as sweep options. The liquidation date will be on or about the same date as UBS Financial Services Inc. makes effective the changes to its sweep options (the “Liquidation Date”). Once UBS Financial Services Inc. determines the date of the sweep changes, the Liquidating Funds will further supplement their prospectus to reflect the Liquidation Date, which will be available online on the Liquidating Funds’ website.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1031